EXECUTION VERSION

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Dated as of December 30, 2008

From

The Grantors referred to herein

as Grantors

to

Citibank, N.A.

as Agent

Schedules

Schedule I	–	Type of Organization, Jurisdiction Of Organization and Organizational Identification Number

Schedule II	–	Pledged Equity

Schedule III	–	Changes in Name, Etc.

Schedule IV		Location of Inventory

Schedule V		Description of Collateral

Exhibit

Exhibit A	–	Form of Pledge and Security Agreement Supplement

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of December 30, 2008 (the “Agreement”) made by Chemtura Corporation, a Delaware corporation (the “Borrower”), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 18) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the “Grantors”), to Citibank, N.A., as Agent (as such term is defined in the Credit Agreement (as hereinafter defined)).  Capitalized terms defined in the Credit Agreement and not otherwise defined in Section 1 of this Agreement are used in this Agreement as defined in the Credit Agreement.

PRELIMINARY STATEMENTS.

(1)           The Borrower entered into a Credit Agreement dated as of July 1, 2005 with the Lenders and the Agent, which was amended and restated on July 31, 2007 (said Agreement, as it may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”).

(2)           Certain of the Grantors entered into a Pledge Agreement on June 14, 2007 in order to grant to the Agent for the ratable benefit of the Secured Parties a security interest in the Collateral, which Pledge Agreement was amended and restated on July 31, 2007 (as amended and restated, the “Existing Pledge Agreement”).

(3)           Each Grantor is the owner of the shares of stock or other Equity Interests set forth opposite such Grantor’s name on and as otherwise described in Schedule II hereto and issued by the Persons identified as an “Issuer” therein (the “Initial Pledged Equity”).

(4)           The Borrower has requested that the Agent and the Lenders further amend the Credit Agreement and each Grantor will derive substantial direct and indirect benefit from the Amendment No. 2 to the Amended and Restated Credit Agreement on the terms set forth therein.

(5)           The Borrower has agreed that, prior to the execution of Amendment No. 2 to the Amended and Restated Credit Agreement, the Borrower and the other Grantors amend and restate the Existing Pledge Agreement in its entirety as of the date hereof on the terms and conditions set forth herein, to, inter alia, grant to the Agent a security interest in their Inventory (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

Section 1.           Definitions Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“2009 Indenture” shall mean the indenture dated as of July 16, 1999, between the Borrower (as successor in interest to Great Lakes Chemical Corporation) and The First National Bank of Chicago, as trustee, as amended from time to time.

“2009 Indenture Basket” shall mean, at any time, the amount of outstanding secured obligations that were originally able to be created and incurred and are then permitted to suffer to exist and be secured by the Borrower and its Subsidiaries pursuant to Section 4.9 of the 2009 Indenture without the requirement to equally and ratably secure any of the notes issued pursuant to the 2009 Indenture, including any liens of the Secured Parties that were permitted to be taken and suffer to exist under Section 4.7 or otherwise under the 2009 Indenture.

“2016 Indenture” shall mean the indenture dated as of April 24, 2006, between the Borrower and Wells Fargo Bank, N.A., as trustee, as amended from time to time.

“2016 Indenture Basket” shall mean, at any time, the amount of outstanding secured obligations that were permitted to be incurred and secured (at the time of incurrence) by the Borrower and its Subsidiaries pursuant to Section 1006(b) the 2016 Indenture without the requirement to equally and ratably secure any of the notes issued pursuant to the 2016 Indenture, including any liens of the Secured Parties that were permitted to be taken under Section 1006(a) or otherwise under the 2016 Indenture.

“2026 Indenture” shall mean the indenture dated as of February 1, 1993, between the Borrower and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank, N.A.), as trustee, as amended from time to time.

“2026 Indenture Basket” shall mean at any time, the amount of outstanding secured obligations that were permitted to be incurred and secured (at the time of incurrence) by the Borrower and its Subsidiaries pursuant to Section 1010 of the 2026 Indenture without the requirement to equally and ratably secure any of the notes issued pursuant to the 2026 Indenture, including any liens of the Secured Parties that were permitted to be taken under Section 1008 or otherwise under the 2026 Indenture.

“Borrower” shall have the meaning specified in the recital of parties to this Agreement.

“Collateral” shall have the meaning specified in Section 2.

“Credit Agreement” shall have the meaning specified in the preliminary statements hereto.

“Dividends” shall mean all dividends, including without limitation:

(A)           dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B)           dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

(C)           cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Security Collateral.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person.

“Grantors” shall have the meaning specified in the recital of Parties to this Agreement.

“Initial Pledged Equity” shall have the meaning specified in the preliminary statements hereto.

“Inventory” shall have the meaning specified in the UCC.

“Lowest Indenture Basket” shall mean, on any day, the amount equal to the lowest of the 2009 Indenture Basket, the 2016 Indenture Basket and the 2026 Indenture Basket.

“Pledged Equity” shall have the meaning specified in Section 2(b)(ii).

“Secured Obligations” means the obligations of each Loan Party under the Loan Documents; provided that in no event shall the aggregate amount of Secured Obligations exceed the Lowest Indenture Basket.

 “Secured Parties” shall mean the Lenders and the Agent.

“Security Collateral” shall have the meaning specified in Section 2(b).

Section 2.           Grant of Security.  Each Grantor hereby grants to the Agent, for the equal and ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)           all Inventory;

(b)           the following (the “Security Collateral”):

(i)           the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all Dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity;

(ii)           all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all Dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests; and

(c)           all proceeds of, collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) and (b) of this Section 2 and this clause (c)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (B) cash;

provided, however, that Collateral shall not include, and the security interest granted under this Agreement shall not attach to, more than 66% of the Equity Interests in a CFC or a CFC Holdco, and provided further, however, that, anything herein to the contrary notwithstanding, the security interest hereby granted to the Agent under this Section 2 shall not cover, and shall not attach to, (a) any Inventory, or any proceeds of, collateral for, income and other payments now or hereafter due and payable with respect to, and supporting obligations relating to any Inventory which is, at any time and from time to time, sold, leased, licensed, assigned, exchanged, or otherwise disposed of and  the sale, lease, license, assignment, exchange, or other disposition of which results, at any time and from time to time, in any receivable that is, at any time and from time to time, sold, transferred, contributed or otherwise conveyed pursuant to or in connection with any receivables securitization or purchase program permitted under the Credit Agreement, (b) any receivable that is, at any time and from time to time, sold, transferred, contributed, or otherwise conveyed pursuant to or in connection with any receivables securitization or purchase program (or similar arrangement) permitted under the Credit Agreement, and (c) any cash proceeds or other proceeds of, and any lockbox or deposit account that receives or holds any cash or other proceeds of, any receivable that is, at any time and from time to time, sold, transferred, contributed or otherwise conveyed pursuant to or in connection with any receivables securitization or purchase program (or similar arrangement) permitted under the Credit Agreement.

Section 3.           Security for Obligations.  This Agreement secures, in the case of each Grantor, the payment of all the Secured Obligations.  Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 4.           Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5.           Delivery and Control of Security Collateral.  (a)  All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.  The Agent shall have the right, at any time while an Event of Default is continuing and without notice to any Grantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a).  In addition, the Agent shall have the right, at any time while an Event of Default is continuing, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)           With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, upon the request of the Agent during an Event of Default, such Grantor will cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Agent.

(c)           With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Agent upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

Section 6.           Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)           Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto.  The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects.  Such Grantor has not previously changed its name, type of organization, jurisdiction of organization or organizational identification number during the past year from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.

(b)           All Security Collateral consisting of certificated securities has been delivered to the Agent.

(c)           Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Loan Documents.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor with respect to such Collateral is on file in any recording office, except such as permitted under the Loan Documents or as may have been filed in favor of the Agent relating to the Loan Documents.

(d)           All of the Inventory of such Grantor, other than Inventory that is in transit or is on consignment, is located at the places specified therefor in Schedule IV hereto or at another location as to which such Grantor has complied with the requirements of Section 8(a).  Such Grantor has exclusive possession and control of its Inventory, other than Inventory that is in transit, on consignment, or stored at any leased premises, warehouse or premises of a toller.

(e)           To the extent applicable, the Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable.

(f)           The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

(g)           As of the date hereof, all filings and other actions (including without limitation, actions necessary to obtain control of Security Collateral as provided in Section 9-106 of the UCC) necessary to perfect the security interest in the Security Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Security Collateral of such Grantor, securing the payment of the Secured Obligations.

(h)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, and the actions described in Section 5 with respect to Security Collateral, which actions have been taken and are in full force and effect or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

(i)           The Inventory that has been produced or distributed by such Grantor has been produced in all material respects in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

Section 7.           Further Assurances.  a.  Each Grantor agrees that from time to time, at the expense of such Grantor:

(i)           such Grantor will file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interest in the Collateral granted or purported to be granted by such Grantor hereunder;

(ii)           such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, and that the Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor.  Without limiting the generality of the foregoing, each Grantor will promptly with respect to the Collateral of such Grantor:  (A) deliver and pledge to the Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (B) take all action necessary to ensure that the Agent has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (C) deliver to the Agent evidence that all other action that the Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken; and

(iii)           if an Event of Default shall have occurred and be continuing, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, and that the Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor (other than the Pledged Equity referred to in Section 7(a)(ii)).  Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor:  (A) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (B) deliver and pledge to the Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (C) take all action necessary to ensure that the Agent has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (D) deliver to the Agent evidence that all other action that the Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

(b)           Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements in any jurisdiction and with any filing office, each indicating the collateral covered by such financing statement as set forth on Schedule V hereto, and amendments thereto, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Each Grantor ratifies its authorization for the Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c)           Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Agent may reasonably request, all in reasonable detail.

Section 8.           As to Inventory.  (a)  Each Grantor will keep its Inventory (other than Inventory in transit, Inventory on consignment, Inventory sold in the ordinary course of business, Inventory that is on the premises of a toller and Inventory not in excess of $2,000,000 in the aggregate) at the places therefor specified in Section 6(d) or, upon at least 15 days’ prior written notice to the Agent, at such other places designated by such Grantor in such notice.

(b)           Each Grantor will promptly furnish to the Agent a statement respecting any loss or damage exceeding $2,000,000 per occurrence to any of its Inventory.

(c)           Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Inventory except to the extent that payment thereof is not required by Section 5.01(b) of the Credit Agreement.  In producing its Inventory, each Grantor will comply in all material respects with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

(d)           Each Grantor will use commercially reasonable efforts to obtain, no later than February 15, 2009 (or such later date as the Agent, acting in its sole discretion, may agree), a landlord’s, warehouseman’s or toller’s agreement, in form and substance reasonably satisfactory to the Agent, with respect to any Inventory stored at leased premises or at a warehouse, except to the extent that the aggregate value of the Inventory stored at such leased premises or warehouse is less than $1,000,000.

Section 9.           Insurance.  (a)  Each Grantor will, at its own expense, maintain insurance with respect to its Inventory in such amounts, against such risks, in such form and with such insurers, as required by the Credit Agreement.  Each policy of each Grantor for insurance with respect to its Inventory shall provide for all losses to be paid on behalf of the Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses with respect to Inventory (except for losses of less than $1,000,000, or, if the deductible with respect to the relevant insurance policy is an amount greater than $1,000,000, losses of less than the amount of the deductible, in each case per occurrence) to be paid directly to the Agent.  Each such policy shall in addition (i) contain the agreement by the insurer that any loss with respect to Inventory thereunder (except for a loss of less than $1,000,000, or, if the deductible with respect to the relevant insurance policy is an amount greater than $1,000,000, a loss of less than the amount of the deductible, in each case per occurrence) shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor and (ii) provide that at least 10 days’ prior written notice of cancellation or of lapse shall be given to the Agent by the insurer.  Each Grantor will, if so requested by the Agent at any time after January 31, 2009, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.

(b)           The applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Inventory (whether with the same or a different type of Inventory), and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

(c)           So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Agent in connection with any loss, damage or destruction of any Inventory will be released by the Agent to the applicable Grantor for the repair, replacement (whether with the same or a different type of Inventory) or restoration thereof.  Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $1,000,000, or, if the deductible with respect to the relevant insurance policy is an amount greater than $1,000,000, in excess of the amount of the deductible, in each case per occurrence) of any Inventory, all insurance payments in respect of such Inventory shall be paid to the Agent and shall, in the Agent’s sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 16(b).

Section 10.           Post-Closing Changes.  No Grantor will change its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Section 6(a) without first giving at least 15 days’ prior written notice to the Agent and taking all action required by the Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  No Grantor will become bound by a security agreement relating to the Collateral that is authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Agent 15 days’ prior written notice thereof and taking all action reasonably required by the Agent to ensure that the perfection and first priority nature of the Agent’s security interest in the Collateral will be maintained.  Each Grantor will hold and preserve its records relating to the Collateral and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.  If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Agent of such organizational identification number.

Section 11.           Voting Rights; Dividends; Etc.  (a) So long as no Default under Section 6.01(e) of the Credit Agreement or an Event of Default shall have occurred and be continuing:

(i)           Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral.

(ii)           Each Grantor shall be entitled to receive, retain and use any and all Dividends and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.

(iii)           The Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the Dividends or other payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)           Upon the occurrence and during the continuance of a Default under Section 6.01(e) of the Credit Agreement or an Event of Default:

(i)           All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Agent, cease and (y) to receive the Dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall upon notice to such Grantor by the Agent, cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such Dividends, interest and other distributions.

(ii)           All Dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 12.           Transfers and Other Liens; Additional Shares.  (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, not prohibited under the terms of the Loan Documents, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement or Permitted Liens.

(b)           Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity.

Section 13.           Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, if an Event of Default shall have occurred and be continuing, in the Agent’s discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to obtain and adjust insurance required to be paid to the Agent pursuant to Section 7,

(b)           to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c)           to receive, indorse and collect any drafts or other instruments, documents, or chattel paper in connection with clause (a) or (b) above, and

(d)           to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

Section 14.           Agent May Perform.  If any Grantor fails to perform any agreement contained herein, the Agent may, as the Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 17.

Section 15.           The Agent’s Duties.  (a)  The powers conferred on the Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)           Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Agent hereunder with respect to all or any part of the Collateral.  In the event that the Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Agent, with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral, and (iii) the term “Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

Section 16.           Remedies.  If any Event of Default shall have occurred and be continuing:

(a)           The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Collateral and (B) exercise all other rights and remedies with respect to the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 17) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

(i)           first, paid to the Agent for any amounts then owing to the Agent pursuant to the Loan Documents; and

(ii)           second, an amount equal to the remaining outstanding Secured Obligations shall be paid to the Agent for the account of the Lenders.

Any surplus of such cash or cash proceeds held by or on the behalf of the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

(c)           Any amounts due and payable to the Lenders pursuant to Section 16(b) shall be ratably (A) paid to the Lenders for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to such Lenders and (B) deposited as Collateral in the L/C Cash Deposit Account up to an amount equal to 100% of the aggregate Available Amount of all outstanding Letters of Credit in accordance with Section 6.02 of the Credit Agreement.

(d)           For purposes of applying payments received in accordance with this Section 16, the Agent shall be entitled to rely upon the Register for a determination of the outstanding Secured Obligations owed to the Lenders.

(e)           All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

(f)           Notwithstanding anything to the contrary herein, this Agreement may be enforced only by the action of the Agent acting upon the instructions of the Required Lenders and no other Lender shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Agent or the holders of at least a majority of the outstanding other Secured Obligations, as the case may be, for the benefit of the Lenders upon the terms of this Agreement.

Section 17.           Indemnity and Expenses.  (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b)           Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

Section 18.           Amendments; Waivers; Additional Grantors; Etc.  b.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent (and, in the case of any amendment of any provision of this Agreement, each Grantor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(a)           Upon the execution and delivery, or authentication, by any Person of a pledge and security agreement supplement in substantially the form of Exhibit A hereto (each a “Pledge and Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor,  and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-IV attached to each Pledge and Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-IV, respectively, hereto, and the Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Pledge and Security Agreement Supplement.

Section 19.           Notices, Etc.  All notices and other communications provided for hereunder shall be either (i) in writing (including telecopier communication) and mailed, telecopied or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Borrower or the Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Pledge and Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.  All such notices and other communications shall, when mailed, telecopied, sent by electronic mail or otherwise, be effective when deposited in the mails, telecopied, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Agent shall not be effective until received by the Agent.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Pledge and Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 20.           Continuing Security Interest; Assignments Under the Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit or the provision of cash collateral or other credit support therefor satisfactory to the applicable Issuing Banks thereof, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, its participations in any Letter of Credit, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

Section 21.           Release; Termination.  (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing and (ii) such Grantor shall have delivered to the Agent, at least ten Business Days (or such shorter period as is agreed to by the Agent) prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request.

(b)           The Agent shall promptly release in accordance with Section 21(c) all the Collateral upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit or the provision of cash collateral or other credit support therefor satisfactory to the applicable Issuing Banks thereof, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor.  Upon any such termination, the Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(c)           In furtherance of the undertaking set forth above in Section 21(b), the Agent shall, upon the request of each Grantor accompanied by a certificate of the Chief Financial Officer, Treasurer or Controller of such Grantor, upon which the Agent may conclusively rely without independent verification, to the effect that all Secured Obligations under the Credit Agreement and the other Loan Documents have been, or will, concurrently with the release of the Collateral be, paid in full in cash and all Commitments thereunder terminated (and if such Secured Obligations have not previously been so paid, describing the source(s) of funds for such repayment) and all Letters of Credit have terminated or expired (or cash collateral or other credit support therefor satisfactory to the applicable Issuing Banks thereof has been provided).  If the Agent shall receive a certificate of this type, the Agent shall deliver a notice by registered mail to the Agent stating that the Agent will release such Collateral only upon receipt from the Agent of instructions to do so.

Section 22.           Reference to and Effect on the Pledge Agreement.  (a)  On and after the date hereof, each reference in the Loan Documents to "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to this Agreement, shall mean and be a reference to this Agreement.

(b)           The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Existing Pledge Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Pledge Agreement or any other Loan Document.

Section 23.           Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 24.           Jurisdiction, Etc.  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to the Borrower at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Pledge and Security Agreement Supplement pursuant to which it became a party hereto.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)           Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 25.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CHEMTURA CORPORATION

By:	/s/ Stephen C. Forsyth
Name:	Stephen C. Forsyth
Title:	Chief Financial Officer

A&M CLEANING PRODUCTS, LLC

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

BIO-LAB, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

CROMPTON HOLDING CORPORATION

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

GREAT LAKES CHEMICAL CORPORATION

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

NAUGATUCK TREATMENT COMPANY

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

ASCK, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

BIOLAB COMPANY STORE, LLC

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

2

BIOLAB FRANCHISE COMPANY, LLC

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

BIOLAB TEXTILE ADDITIVES, LLC

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

CROMPTON COLORS INCORPORATED

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

GREAT LAKES CHEMICAL GLOBAL, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

3

HOMECARE LABS, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

RECREATIONAL WATER PRODUCTS, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

ASEPSIS, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

4

KEM MANUFACTURING CORPORATION

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

ISCI, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

WRL OF INDIANA, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

CROMPTON MONOCHEM, INC.

By:	/s/ Carol V. Anderson
Name:	Carol V. Anderson
Title:	Treasurer

Address for Notices:

5

MONOCHEM, INC.

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Assistant Treasurer

Address for Notices:

WEBER CITY ROAD LLC

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Treasurer

Address for Notices:

GT SEED TREATMENT, INC.

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Treasurer

Address for Notices:

AQUA CLEAR INDUSTRIES, LLC

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Treasurer

Address for Notices:

6

CNK CHEMICAL REALTY CORPORATION

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Treasurer

Address for Notices:

GLCC LAUREL, LLC

By:	/s/ Lynn A. Schefsky
Name: Lynn A. Schefsky
Title: Vice President

Address for Notices:

LAUREL INDUSTRIES HOLDINGS, INC.

By:	/s/ Carol V. Anderson
Name: Carol V. Anderson
Title: Treasurer

Address for Notices:

7

Acknowledged and agreed by:

CITIBANK, N.A.

By:	/s/ Joronne Jeter
Name: Joronne Jeter
Title: Vice President

Schedule I to the
Pledge and Security Agreement

CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF
ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

Grantor	Jurisdiction of Formation	Address of Principal Place of Business	Taxpayer ID Number/Non-US Unique ID Number
A & M Cleaning Products, LLC	Delaware	1735 North Brown Road Lawrenceville, GA 30043	20-0994712
Aqua Clear Industries, LLC	New York	1735 North Brown Road Lawrenceville, GA 30043	14-1801394
ASCK, Inc.	Delaware	199 Benson Road Middlebury CT 06749	35-2024489
ASEPSIS, Inc.	Georgia	199 Benson Road Middlebury CT 06749	58-6016270
BioLab Company Store, LLC	Delaware	1735 North Brown Road Lawrenceville, GA 30043	41-2260131
BioLab Franchise Company, LLC	Delaware	1735 North Brown Road Lawrenceville, GA 30043	77-0706709
BioLab Textile Additives, LLC	Delaware	199 Benson Road Middlebury CT 06749	36-4514348
Bio-Lab, Inc.	Delaware	199 Benson Road Middlebury CT 06749	22-2268754
Chemtura Corporation	Delaware	199 Benson Road Middlebury CT 06749	52-2183153
CNK Chemical Realty Corporation	Pennsylvania	199 Benson Road Middlebury CT 06749	25-1885340
Crompton Colors Incorporated	Delaware	199 Benson Road Middlebury CT 06749	06-1413341
Crompton Holding Corporation	Delaware	199 Benson Road Middlebury CT 06749	06-1413342
Crompton Monochem, Inc.	Louisiana	199 Benson Road Middlebury CT 06749	62-1873574
GLCC Laurel, LLC	Delaware	199 Benson Road Middlebury CT 06749	16-1695687
Laurel Industries Holdings, Inc.	Delaware	199 Benson Road Middlebury CT 06749	76-0213635
Great Lakes Chemical Corporation	Delaware	199 Benson Road Middlebury CT 06749	95-1765035

2

Grantor	Jurisdiction of Formation	Address of Principal Place of Business	Taxpayer ID Number/Non-US Unique ID Number
Great Lakes Chemical Global, Inc.	Delaware	199 Benson Road Middlebury CT 06749	35-2024486
GT Seed Treatment, Inc.	Minnesota	199 Benson Road Middlebury CT 06749	41-0795292
HomeCare Labs, Inc.	Delaware	199 Benson Road Middlebury CT 06749	57-1095038
ISCI, Inc.	Indiana	199 Benson Road Middlebury CT 06749	35-1427696
Kem Manufacturing Corporation	Georgia	199 Benson Road Middlebury CT 06749	58-0620603
Monochem, Inc.	Louisiana	199 Benson Road Middlebury CT 06749	72-0545612
Naugatuck Treatment Company	Connecticut	199 Benson Road Middlebury CT 06749	06-0902035
Recreational Water Products, Inc.	Delaware	1735 North Brown Road Lawrenceville, GA 30043	22-2268754
Uniroyal Chemical Company Limited (Delaware)	Delaware and Bahamas	199 Benson Road Middlebury CT 06749 c/o Higgs & Johnson Ocean Centre Montagu Foreshore, East Bay Street, P.O. Box SS 19084 Nassau, Bahamas	98-0159910
Weber City Road LLC	Louisiana	199 Benson Road Middlebury CT 06749	62-1864381
WRL of Indiana, Inc.	Indiana	199 Benson Road Middlebury CT 06749	35-1119136

3

Schedule II to the
Pledge and Security Agreement

PLEDGED EQUITY

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Direct Subsidiaries
Chemtura Holdings GmbH	Crompton Europe Financial Services Company	N/A	None	3	330	66%
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Crompton Holding Corporation	N/A	N/A	5	750	100%
Great Lakes Chemical Corporation	Chemtura Holding Company, Inc.	Preferred (non-voting)	$1.00	7	330	66%
Chemtura Corporation	Chemtura Holding Company, Inc.	Common (non-voting)	$.01	4	330	66%
Chemtura Corporation	Chemtura Holding Company, Inc.	Common (voting)	$.01	1	330	66%
Chemtura Corporation (successor to Chemtura USA Corporation)	Crompton & Knowles Receivables Corporation	Common	$0.01	1	1,000	100%
Chemtura Corporation	Weber City Road LLC	Uncertificated	N/A	N/A	N/A	N/A
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	CNK Chemical Realty Corporation	N/A	N/A	10	100	100%
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Naugatuck Treatment Company	Common	None	3	100	100%

4

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	GT Seed Treatment, Inc.	N/A	$1.00	2	116,310	100%
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Kem Manufacturing Corporation	N/A	N/A	2	5,000	100%
Chemtura Corporation (successor to Chemtura USA Corporation)	Uniroyal Chemical Company Limited	N/A	$100.00	14	3,997	100%
Chemtura Corporation	Great Lakes Chemical Corporation	N/A	N/A	1	100	100%
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Monochem, Inc.	N/A	None	1	502,020	100%
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Crompton Monochem, Inc.	N/A	$0.01	2	1,000	100%
Foreign Subsidiaries
Chemtura Corporation	Crompton Specialties Sdn. Bhd.					66%
Chemtura Corporation	PT Crompton Indonesia					66%
Chemtura Corporation	Chemtura (Thailand) Ltd.					66%
Chemtura Corporation	Chemtura Taiwan Limited					66%
Chemtura Corporation	Crompton, Inc.					66%
Chemtura Corporation	Chemtura Hong Kong Limited					66%

5

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Chemtura Corporation	Chemtura (HK) Holding Co. Limited					66%
Chemtura Corporation	Crompton Specialties Asia Pacific Pte. Ltd.					66%
Chemtura Corporation	Chemtura Singapore Pte. Ltd.					66%
Chemtura Corporation	Crompton Specialties Shanghai Company Limited					66%
Chemtura Corporation	Chemtura Chemicals (Nanjing) Co., Ltd.					66%
Chemtura Corporation	Chemtura Australia Pty. Ltd.					66%
Chemtura Corporation	Chemtura Chemicals India Private Limited					66%
Chemtura Corporation	Crompton & Knowles of Canada Ltd.					66%
Chemtura Corporation	0956-0921 Quebec Inc.					66%
Chemtura Corporation	Chemtura Quimica Argentina S.A.C.I.					66%
Chemtura Corporation	Chemtura Colombia Ltda.					66%
Chemtura Corporation	Crompton Corporation Ltda.					66%
Chemtura Corporation	Chemtura Corporation Mexico de R.L. de C.V.					66%
Chemtura Corporation	Crompton Servicios S.A. de C.V.					66%

6

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Chemtura Corporation	Chemtura Specialties Ecuador S.A.					66%
Chemtura Corporation	Chemtura Belgium N.V.					66%
Chemtura Corporation	Chemtura Korea Inc.					64.74%
Chemtura Corporation	Uniroyal Chemical S.A.					66%
Chemtura Corporation	Chemtura Europe Limited					66%
Chemtura Corporation	Chemtura (Pty.) Ltd.					66%
Chemtura Corporation	Uniroyal Chemical S.A.R.L.					66%
Chemtura Corporation	Crompton S.A.					66%
Chemtura Corporation	Chemtura Management GmbH					66%
Chemtura Corporation	Chemtura Holdings GmbH					66%
Chemtura Corporation	Chemtura Verwaltungs GmbH					66%
Chemtura Corporation	Chemtura LLC					66%
Chemtura Corporation (as successor to Chemtura USA Corporation)	Uniroyal Chemical Taiwan Limited					66%
Indirect Subsidiaries
Great Lakes Chemical Corporation	GLCC Laurel, LLC					50%
Laurel Industries Holdings, Inc.	GLCC Laurel, LLC					50%
Great Lakes Chemical Global, Inc.	Laurel Industries Holdings, Inc.					100%

7

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Bio-Lab, Inc.	BioLab Company Store, LLC					100%
Bio-Lab, Inc.	BioLab Franchise Company, LLC					100%
Crompton Holding Corporation	Crompton Colors Incorporated	Common	$1.00	4	500	100%
Great Lakes Chemical Corporation	QO Chemicals, Inc.	Common	$1.00	3	6,600	66%
Great Lakes Chemical Corporation	Great Lakes Chemical Global, Inc.	Common	None	1	1,000	100%
Great Lakes Chemical Corporation	Bio-Lab, Inc.	Common	None	4	915	100%
Great Lakes Chemical Corporation	WRL of Indiana, Inc.	Common	$100.00	2	10	100%
Great Lakes Chemical Corporation	ISCI, Inc.	N/A	None	61	6,526	100%
Great Lakes Chemical Corporation	Chemtura Sales Mexico S. de R.L. de C.V.					66%
Bio-Lab, Inc.	ASCK, Inc.	Common	None	2	10	100%
Bio-Lab, Inc.	Aqua Clear Industries, LLC	N/A	N/A	4	100,000	100%
Bio-Lab, Inc.	ASEPSIS, Inc.	Common	$1.00	00003	1,000	100%
Bio-Lab, Inc.	HomeCare Labs, Inc.	N/A	$0.01	C-12	100	100%
Bio-Lab, Inc.	Recreational Water Products, Inc.	Common	None	2	1,000	100%
Bio-Lab, Inc.	Poolbrite (SA) (PTY) Ltd.					66%
Bio-Lab, Inc.	Recreational Water Products Inc. (Canada)					66%

8

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Bio-Lab, Inc.	A & M Cleaning Products, LLC	Uncertificated	N/A	N/A	N/A	N/A
Bio-Lab, Inc.	BioLab Textile Additives, LLC	Uncertificated	N/A	N/A	N/A	N/A
Chemtura Corporation	Hatco Advanced Technologies Corporation	Common	$.01	2	66	66%
Chemtura Corporation	Anderol B.V.					66%
Great Lakes Chemical Corporation	Niagara Insurance Company Ltd. (Bermuda Company)					66%

9

Schedule III to the

Pledge and Security Agreement

CHANGES IN NAME, LOCATION, ETC.

1.	Changes in the Grantor’s Name (including new Grantor with a new name and names associated with all predecessors in interest of the Grantor):

	Grantor	Changes
None.

2.	Changes in the Location of Inventory:

	Grantor	Changes
None.

3.	Changes in the Type of Organization:

	Grantor	Changes
None.

4.	Changes in the Jurisdiction of Organization:

	Grantor	Changes
None.

5.	Changes in the Organizational Identification Number:

	Grantor	Changes
None.

Schedule IV to the

Pledge and Security Agreement

LOCATION OF INVENTORY

Grantor	Location of Inventory	Owned/Leased
A&M Cleaning Products, LLC	N/A	N/A
Anderol, Inc	Anderol Plant 215 Merry Lane East Hanover, NJ 07936	Owned
	USA WAREHOUSE 10 Possum Town Road Piscataway, NJ 08854	Leased
	JERSEY WAREHOUSE 200 Theodore Conrad Dr Jersey City, NJ 07305	Leased
	DION WAREHOUSE 1543 W. 16th Street Long Beach, CA 90813	Leased
	PELHAM WAREHOUSE 917 Parkway Drive Grand Prairie, TX 75051	Leased
Aqua Clear Industries, LLC	N/A	N/A
ASCK, Inc.	N/A	N/A
ASEPSIS, Inc.	N/A	N/A
BioLab Company Store, LLC	425 Buford Hwy Suite 103 Suwanee, GA 30024	Leased
BioLab Franchise Company, LLC	N/A	N/A
BioLab Textile Additives, LLC	N/A	N/A
Bio-Lab, Inc.	5555 N. 51st Ave Suite 101 Glendale, AZ 85301	Leased Warehouse
	300 Centerpoint Road New Castle, DE 19720	Leased Warehouse
	Broadway Whse 7750 Industrial Drive Forest Park, IL 60130	Leased

Jacobsen 4701 West Jefferson Street Phoenix, AZ 85043	Leased
1350 Lester Road Conyers, GA 30012	Leased Warehouse
Ashley Plant 601 Thomson Drive Ashley, IN 46705	Owned
Adrian Plant 1400 East Michigan Adrian, MI 49221	Owned
Averitt 11125 Palmbay Drive Orlando, FL 32824	Leased
1601 Rockdale Industrial Blvd. Conyers, GA 30012	Leased Warehouse
14108 Lochridge Blvd. Covington, GA 30014	Leased Warehouse
Rinchem 1235B South Loop 4 Buda, TX 78610	Leased
Conyers Plant 1700 Old Covington Highway Conyers, GA 30012	Owned
Lake Charles Plant 910 Interstate 10 West P.O. Box 520 West Lake, LA 70669	Owned
Automated Packaging 115 Manufacturers Court Winder, GA 30680	Leased
ContraPac 675 Great Southwest Parkway Atlanta, GA 30336	Toller

2

Chemtura Corporation	Chemtura Corporation 199 Benson Road Middlebury, CT 06749	Lease
	Bay Minette Plant 43300 Highway 225 BAY MINETTE, AL, 36507	Owned
	Gastonia Plant 214 W Ruby Ave GASTONIA, NC, 28054	Owned
	Morgantown North Plant, 1000 Morgantown Industrial Prk, MORGANTOWN, WV, 26501	Owned
	Mapleton Metal Organics Plant 8220 W. Route 24 MAPLETON, IL, 61547	Owned
	Perth Amboy Plant 1000 Convery Blvd PERTH AMBOY, NJ, 08862-1932	Owned
	Taft Plant Highway 3142 TAFT, LA, 70057-0310	Owned
	Albemarle Corporation Tyrone Industrial Park TYRONE, PA, 16686	Toller
	Ametek 42 Mountain Avenue, NESQUEHONING, PA, 18240	Toller
	Bartlo Packaging Inc. 61 Willett St PASSAIC, NJ, 07055	Toller
	Bold Corp. Highway 129 North OCILLA, GA, 31774	Toller
	Bold Corp. 7745 Magnolia Industrial Blvd., TIFTON, GA, 31794	Toller
	BPS Inc. 28 Phillips Road HELENA, AR, 72342	Toller
	Colormatrix Corp., 680 North Rocky River Dr., BEREA, OH, 44017	Toller
	Compound Engineer Solutions 473 Rt 46 CLIFTON, NJ, 07011	Toller
	Toll Compaction Inc. 14 Memorial Drive NEPTUNE, NJ, 07753	Toller
	DanChem Technologies Inc, 1975 Richmond Blvd. DANVILLE, VA, 24543	Toller

3

Eastman Chemical Highway 129 North KINGSPORT, TN, 37662	Toller
Grant Mfg Alloying, Inc. 200 C. Furnace Street Birdsboro, PA 19508	Toller
Helena Chemical Co. 434 Fenn Rd. CORDELE, GA, 31010	Toller
Akzo Nobel Ind Specialties 15200 Almeda Road HOUSTON, TX, 77053	Toller
Inchem 800 Cel-River Rd. ROCK HILL, SC, 29730	Toller
KMCO, L.P. 16503 Ramsey Rd. CROSBY, TX, 77532	Toller
Orrex Plastic Company 2800 S. Orrex Ave. ODESSA, TX, 79766	Toller
PBI Gordon Corp. Alternate 69 Highway CRESTLINE, KS, 66728	Toller
Pueblo Chemical and Supply Co. South Star Route 83 GARDEN CITY, KS, 67846	Toller
Rubicon Chemical 9156 Highway 75 GEISMAR, LA, 70734	Toller
Stoney Creek 3300 West Fourth Street TRAINER, PA, 19061	Toller
Hartley Oil Co. Rt. 68 South RAVENSWOOD, WV, 26164	Toller
American Custom Drying 109 Elbow Lane BURLINGTON, NJ, 08016	Toller
Land View Inc. 3245 N. 4500 E Murtaugh, ID 83344	Toller

4

Platte Chemical Co. 917 Platte Road Greenville, MS 38764	Toller
Sonneborn Corporation 100 Sonneborn Lane Petrolia, PA 16050	Toller
Plastic Diversity Solution LLC 349 Lake Road Dayville, CT 06241	Toller
American Warehouse 3150 S. Willow Avenue FRESNO, CA, 93725	Leased
American Warehousing 106 U.S. HWY 117 BYPASS GOLDSBORO, NC, 27530	Leased
Cascio Storage & Whse Inc. 1795 North Theobald Ext., GREENVILLE, MS, 38701	Leased
Transflow 454 York Street ELIZABETH, NJ, 07201	Leased
Dixie Warehouse & Cartage Co. 6406 Grade Lane LOUISVILLE, KY, 40213	Leased
Freeport Terminal 700 Riverside Drive FREEPORT, PA, 16229	Leased
Gray Distr Service 1315 Industry Avenue ALBANY, GA, 31706	Leased
Inland Empire Distribution Co. 1211 East St. Helens PASCO, WA, 99301	Leased
Kinder Morgan 3540 River Road HARVEY, LA, 70058	Leased
Prairie Industries 800 N State Street PRAIRIE DU CHIEN, WI, 53821	Leased
Robertson Whse 4206 Locust Drive LUBBOCK, TX, 79404	Leased
Northeast DC 900 Sathers Drive PITTSTON, PA, 18640	Leased

5

Terminal Warehouse 1779 Marvo Dr. AKRON, OH, 44306	Leased
Chicagoland 7715 South 78th Ave. BRIDGEVIEW, IL, 60455	Leased
Carolina Warehouse 2002 Oaks Parkway BELMONT, NC, 28012	Leased
Afton Chemical Corp, 01 Monsanto Ave. SAUGET, IL, 62201	Leased
G.R. Daniels Warehouse, LLC 19258 Turner Ave. HUTCHINSON, MN, 55350	Leased
AWI – Houston 1918 Collingsworth Road HOUSTON, TX, 77009-4398	Leased
Ventura Transfer Co 5724 Bandini Blvd Long Beach, CA 90810	Leased
Northeast DC 900 Sathers Drive PITTSTON, PA, 18640	Leased
HATCO - FORDS Plant 1020 King George Post Rd Fords, NJ 08863	Owned
Fas Pack 411 Fairfield Ave Michigan City, IN 46360	Toller
AR Packing W222 N 744 Cheaney Road Wankesha, WI 53106	Toller
BROOKS W/H One Finderne Avenue Bridgewater, NJ 08807	Leased
Weylchem 3750 Clanton Road Augusta, GA 30906	Toller
Essential Industrials 28391 Essential Road Merton, WI 53056	Toller
Carolina DC 2002 Oaks Parkway Belmont, NC 28012	Leased

6

Reddick Fumigants 3002 West Main Street Williamston, NC, 27892	Toller
Manufacturing Chemical Inc. 17 Callahan Road Dalton, GA 30721	Toller
Hendrix & Dall 900 W. Golden Road Tifton, GA 31794	Toller
Spartech Polycom, Inc. 1141 108th Street Arlinton, X 76011	Toller
Midwest Customer Services 1802 Winter Street Fort Wayne, IN 46803	Toller
Padanaplast 1395 Danner Drive Aurora, OH 44202	Toller
Carolina Pelleting 1694 Fisher Court Newton, NC 28658	Toller
Fractal Mechanics 869 West Avenue Rochester, NY 14611	Toller
Foam Supplies Inc 4387 Rider Trail N Earth City, MO, 63045	Leased
American Warehouse 1918 Collingsworth Road Houston, TX, 77009	Leased
Great Lakes 4530 Annapolis Road Baltimore, MD, 21227	Leased
Dana Corporation 210 East Essex Ave Avenal, NJ, 07001	Leased
Baxter-Harris 2000 & 2002 Oaks Parkway Belmont, NC, 28012	Leased
Spartec 1121 108th St Arlington, TX, 76011	Toller

7

UTI 3450 Roy Orr Blvd Grand Praire, TX, 75050	Leased
Le Saint Warehouse 900 Sathers Drive Pittston, PA, 18640	Leased
GLCC Laurel 2226 Haynesville Highway El Dorado, AR 71730	Owned
McFarland 13074 Zachary Ave McFarland, CA, 93250	Leased
MidAmerica Warehouse 1380 Perry Road Plainfield, IN, 46168	Leased
Terminal Whse 1779 Marvo Dr. AKRON, OH, 44306	Leased
GLCC West Lafayette, IN	Owned
American Warehouse 1918 Collingsworth Road Houston, TX, 77009	Leased
Mid America Warehouse 1380 South Perry Rd Plainfield, IN, 46168	Leased
HATCO - FORDS Plant 1020 King George Post Rd Fords, NJ 08863	Owned
Fas Pack 411 Fairfield Ave Michigan City, IN 46360	Toller

8

	BROOKS W/H One Finderne Avenue Bridgewater, NJ 08807	Leased
	USA WAREHOUSE c/o 1776 South 2nd St Piscataway, NJ 08854	Leased
	Carolina DC 2002 Oaks Parkway Belmont, NC 28012	Leased
CNK Chemical Realty Corporation	N/A	N/A
Crompton Colors Incorporated	N/A	N/A
Crompton Holding Corporation	N/A	N/A
Crompton Monochem, Inc.	N/A	N/A
Great Lakes Chemical Global, Inc.	N/A	N/A
GT Seed Treatment, Inc.	N/A	N/A
HomeCare Labs, Inc.	N/A	N/A
ISCI, Inc.	N/A	N/A
Kem Manufacturing Corporation	N/A	N/A
Monochem, Inc.	N/A	N/A
Naugatuck Treatment Company	N/A	N/A
Recreational Water Products, Inc.	N/A	N/A
Uniroyal Chemical Company Limited (Delaware)	N/A	N/A
Weber City Road LLC	N/A	N/A
WRL of Indiana, Inc.	N/A	N/A
GLCC Laurel, LLC	N/A	N/A
Laurel Industries Holding Inc.	N/A	N/A

9

Schedule V to the
Pledge and Security Agreement

DESCRIPTION OF COLLATERAL

This financing statement covers all of the following property of the Debtor whether now owned or hereafter acquired by the Debtor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)           all inventory (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York);

(b)           all shares of stock and other shares of capital stock and all equity interests of any type (or other ownership or profit interests) from time to time acquired by the Debtor in any manner, and the certificates, if any, representing such shares of stock, other shares of capital stock or other equity interests, and (ii) all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of stock, other shares of capital stock or other equity interests; and

(c)           all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in paragraphs (a), (b) and (c)) and, to the extent not otherwise included, all (i) payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Exhibit A to the
Pledge and Security Agreement

FORM OF PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

[Date of Pledge and Security Agreement Supplement]

Citibank, N.A.,
as the Agent for the
Secured Parties referred to in the
Credit Agreement referred to below
________________________
________________________
Attn: ___________________

Chemtura Corporation

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of July 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Chemtura Corporation, a Delaware corporation, as the Borrower, the Lenders party thereto,  and Citibank, N.A., as administrative agent for the Lenders, and (ii) the Second Amended and Restated Pledge and Security Agreement dated December 30, 2008 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) made by the Grantors from time to time party thereto in favor of the Agent for the Secured Parties.  Terms defined in the Credit Agreement or the Pledge and Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Pledge and Security Agreement.

SECTION 1.  Grant of Security.  The undersigned hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Pledge and Security Agreement.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by the undersigned under this Pledge and Security Agreement Supplement and the Pledge and Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.  Without limiting the generality of the foregoing, this Pledge and Security Agreement Supplement and the Pledge and Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3.  Supplements to Pledge and Security Agreement Schedules.  The undersigned has attached hereto supplemental Schedules I through IV to Schedules I through IV, respectively, to the Pledge and Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Pledge and Security Agreement and are complete and correct.

SECTION 4.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 6 of the Pledge and Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

SECTION 5.  Obligations Under the Pledge and Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Pledge and Security Agreement to the same extent as each of the other Grantors.  The undersigned further agrees, as of the date first above written, that each reference in the Pledge and Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.  Governing Law.  This Pledge and Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices: